THE MANAGERS FUNDS
			==================

		MANAGERS INTERNATIONAL EQUITY FUND
		==================================

		Supplement dated September 20, 2004
	to the Statement of Additional Information dated May 1, 2004


The following information supersedes any information to the contrary relating to Managers International Equity Fund (the "Fund") contained in the Fund's Statement of Additional Information dated May 1, 2004:


Managers International Equity Fund (the "Fund")
-----------------------------------------------
Effective September 20, 2004, Wellington Management Company, LLP ("Wellington Management"), located at 75 State Street, Boston, Massachusetts, replaced Mastholm Asset Management, LLC as a Subadvisor for Managers International Equity Fund. The Fund is obligated by its investment management contract to pay The Managers Funds LLC (the "Investment Manager") an annual management fee of 0.90% of the average daily net assets of the Fund. The Investment Manager pays the Subadvisor 0.50% of the average daily net assets of the Fund.

September 20, 2004